-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                              --------------------------

                                       FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                  OCTOBER 8, 1999
                  Date of report (Date of earliest event reported)


                        BIG BUCK BREWERY & STEAKHOUSE, INC.
                 (Exact Name of Registrant as Specified in Charter)



            MICHIGAN                  0-20845                38-3196031
 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)           File Number)        Identification Number)


                             550 SOUTH WISCONSIN STREET
                              GAYLORD, MICHIGAN 49734
            (Address of Principal Executive Offices, including Zip Code)




                                   (517) 731-0401
                (Registrant's Telephone Number, including Area Code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 5    OTHER EVENTS

     Reference is made to the press release issued to the public by Big Buck Brewery & Steakhouse, Inc. on October 25, 1999, announcing the company's issuance of $650,000 principal amount of convertible subordinated promissory notes. Such press release is attached hereto as an exhibit.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1      Press release dated October 25, 1999.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 25, 1999.



                                       BIG BUCK BREWERY & STEAKHOUSE, INC.


                                       By: /s/ Anthony P. Dombrowski
                                          -------------------------------------
                                               Anthony P. Dombrowski
                                               Chief Financial Officer

                                   EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
99.1      Press release dated October 25, 1999.
